Exhibit 99.2
NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
METRICS SUMMARY
(UNAUDITED)
DISCLAIMER:
The Company strongly encourages investors to read its annual and quarterly filings with the Securities and Exchange Commission (the “SEC Filings”), including the financial statements and description of risk factors therein. Although certain information included in this chart is intended to be identical to information in the SEC Filings, in the event of a conflict between information included in the SEC Filings and in this chart, the SEC Filings should be relied upon. Other information included in this chart represents financial metrics compiled by the Company for internal use in analyzing certain aspects of its business (the “Internal Metrics”). The Internal Metrics represent management’s good faith estimates as of the date of this chart, and the Company makes no guarantee as to either their accuracy or completeness. The Company does not undertake any obligation to update this chart to reflect new information, future events or otherwise.

TOTAL COMPANY
	2009				Full Year	2008				Full Year
All numbers in $000s except Per Share, People data and
percentages	Q4	Q3	Q2	Q1	2009	Q4	Q3	Q2	Q1	2008

Revenues Before Reimbursements	$153,051	$159,153	$157,332	$167,212	$636,748	$174,475	$178,908	$189,385	$184,294	$727,062
Reimbursements	20,907	18,210	16,224	15,150	$70,491	19,526	19,184	22,023	22,845	83,578
Total Revenues	173,958	177,363	173,556	182,362	$707,239	194,001	198,092	211,408	207,139	810,640
Y/Y Growth rate	-10%	-10%	-18%	-12%	-13%	-5%	4%	11%	13%	6%
Q/Q Growth rate	-2%	2%	-5%	-6%	N/A	-2%	-6%	2%	2%	N/A

Geographic Revenues as % of Total
U.S. Operations	82%	84%	84%	86%	84%	85%	82%	82%	85%	83%
Non U.S. Operations	18%	16%	16%	14%	16%	15%	18%	18%	15%	17%

Cost of Services Before Reimbursements	103,766	100,545	101,967	110,267	416,545	107,027	110,083	113,852	113,073	444,035
% of Revenues Before Reimbursements	68%	63%	65%	66%	65%	61%	62%	60%	61%	61%

General & Administrative Expenses	28,142	32,500	33,513	34,893	129,048	34,877	41,417	41,071	38,013	155,378
% of Revenues Before Reimbursements	18%	20%	21%	21%	20%	20%	23%	22%	21%	21%

EBITDA (1)	19,013	25,238	17,627	21,752	83,630	32,503	27,408	32,507	32,558	124,976
% of Revenues Before Reimbursements	12%	16%	11%	13%	13%	19%	15%	17%	18%	17%
Adjusted EBITDA (excluding office consolidation and severance expense) (1)	25,448	27,653	23,192	25,059	101,352	33,631	28,897	35,831	33,550	131,909
% of Revenues Before Reimbursements	17%	17%	15%	15%	16%	19%	16%	19%	18%	18%

Operating Income	11,603	17,716	9,528	12,884	51,731	23,977	18,570	22,909	23,298	88,754
% of Revenues Before Reimbursements	8%	11%	6%	8%	8%	14%	10%	12%	13%	12%
Net Income	4,789	8,340	3,385	5,433	21,947	11,329	7,836	9,986	10,906	40,057
% of Revenues Before Reimbursements	3%	5%	2%	3%	3%	6%	4%	5%	6%	6%
Y/Y Growth rate	-58%	6%	-66%	-50%	-45%	90%	66%	-12%	-4%	20%
Q/Q Growth rate	-43%	146%	-38%	-52%	N/A	45%	-22%	-8%	82%	N/A

Net Income Per Diluted Share (EPS)	0.10	0.17	0.07	0.11	0.44	0.23	0.16	0.21	0.23	0.83
Adjusted Net Income Per Diluted Share (excluding the net income impact of office consolidation and severance expense) (2)	0.18	0.20	0.14	0.16	0.68	0.25	0.19	0.26	0.26	0.95
Shares used in computing income per diluted share	50,018	49,954	49,756	49,449	49,795	49,145	48,895	48,257	46,838	48,285

Balance Sheet
Cash and cash equivalents	49,144	13,342	5,132	6,743	49,144	23,134	10,530	10,320	7,632	23,134
Trade accounts receivable, net	163,608	185,129	187,201	188,824	163,608	170,464	197,877	219,868	206,567	170,464
Days sales outstanding (DSO) (3)	78	87	91	87	N/A	73	84	85	83	N/A
Debt	219,375	222,326	239,717	260,522	219,375	232,479	272,979	309,037	267,767	232,479

Share-based compensation expense related to consulting personnel	869	955	1,333	1,926	5,083	1,697	2,476	2,399	2,515	9,087

Employee Data (Period End) (4)
Billable	1,666	1,716	1,778	1,920	1,666	1,931	1,952	1,928	1,896	1,931
Non-billable	511	514	535	573	511	577	574	571	547	577
Total	2,177	2,230	2,313	2,493	2,177	2,508	2,526	2,499	2,443	2,508

(1)	EBITDA and Adjusted EBITDA are non-GAAP financial measures. See accompanying schedule for reconciliation to operating income.

(2)	Adjusted EPS is a non-GAAP financial measure and excludes the net income impact from office consolidation and severance expense as provided in the accompanying schedule.

(3)	Q2 2008 DSO is calculated on a proforma basis as if the Chicago Partners acquisition had occurred April 1, 2008.

(4)	Employee Data represents FTE employees (adjusted for part-time status). Non-billable employee data prior to Q4 2008 has been restated on an FTE basis.

SEGMENT INFORMATION
	2009				Full Year	2008				Full Year
All numbers in $000s except Per Share, People data and
percentages	Q4	Q3	Q2	Q1	2009	Q4	Q3	Q2	Q1	2008

Business Segment Revenues
North American Dispute and Investigative Services	$69,954	$72,578	$72,225	$72,630	$287,387	$78,790	$79,836	$88,602	$91,002	$338,230
% of Total Revenues	40%	41%	42%	40%	41%	41%	40%	42%	44%	42%
North American Business Consulting Services	71,874	70,738	69,356	79,639	291,607	84,703	82,902	92,045	96,341	355,991
% of Total Revenues	42%	40%	40%	44%	41%	44%	42%	44%	47%	44%
International Consulting Operations	19,531	19,423	17,820	16,046	72,820	15,804	20,828	23,098	19,796	79,526
% of Total Revenues	11%	11%	10%	9%	10%	8%	11%	11%	10%	10%
Economic Consulting Services	12,599	14,624	14,155	14,047	55,425	14,704	14,526	7,663	n/a	36,893
% of Total Revenues	7%	8%	8%	8%	8%	8%	7%	4%	n/a	5%

Business Segment Revenue Before Reimbursements
North American Dispute and Investigative Services	62,976	65,859	65,810	67,247	261,892	71,359	72,363	79,305	83,823	306,850
% of Revenues Before Reimbursements	41%	41%	42%	40%	41%	41%	40%	42%	45%	42%
North American Business Consulting Services	63,041	63,884	63,566	72,772	263,263	75,131	74,048	82,030	83,468	314,677
% of Revenues Before Reimbursements	42%	40%	40%	44%	41%	43%	41%	43%	45%	43%
International Consulting Operations	15,571	15,532	14,698	14,306	60,107	13,778	18,311	20,701	17,003	69,793
% of Revenues Before Reimbursements	10%	10%	9%	9%	10%	8%	10%	11%	9%	10%
Economic Consulting Services	11,463	13,878	13,258	12,887	51,486	14,207	14,186	7,349	n/a	35,742
% of Revenues Before Reimbursements	7%	9%	8%	8%	8%	8%	8%	4%	n/a	5%

Segment Operating Profit(5)
North American Dispute and Investigative Services	24,446	28,068	25,681	25,450	103,645	30,106	32,558	33,753	35,023	131,440
% of Revenues Before Reimbursements	39%	43%	39%	38%	40%	42%	45%	43%	42%	43%
North American Business Consulting Services	20,795	24,408	23,356	26,391	94,950	31,695	28,047	33,993	33,330	127,065
% of Revenues Before Reimbursements	33%	38%	37%	36%	36%	42%	38%	41%	40%	40%
International Consulting Operations	2,267	4,105	4,070	4,021	14,463	3,562	6,127	8,179	5,383	23,251
% of Revenues Before Reimbursements	15%	26%	28%	28%	24%	26%	33%	40%	32%	33%
Economic Consulting Services	3,402	5,239	4,888	4,644	18,173	5,219	5,954	2,948	n/a	14,121
% of Revenues Before Reimbursements	30%	38%	37%	36%	35%	37%	42%	40%	n/a	40%

Other Operating Data

Average Billable Full Time Equivalent Headcount
North American Dispute and Investigative Services	663	673	719	765	704	779	761	762	796	775
North American Business Consulting Services	723	756	797	868	786	871	886	914	940	904
International Consulting Operations	194	201	216	207	205	192	189	185	177	185
Economic Consulting Services	105	104	100	101	102	98	91	55	n/a	62
Total Company	1,685	1,734	1,832	1,941	1,797	1,940	1,927	1,916	1,913	1,926
Average Bill Rate (excluding success fees)
North American Dispute and Investigative Services	289	286	281	283	284	275	291	299	292	290
North American Business Consulting Services	224	217	212	221	218	230	227	227	213	224
International Consulting Operations	252	247	230	223	237	250	292	294	293	280
Economic Consulting Services	342	347	344	343	344	335	337	319	n/a	332
Total Company	260	255	250	252	254	257	265	266	254	260
Average Utilization (based off 1,850 hrs)
North American Dispute and Investigative Services	75%	74%	71%	72%	73%	75%	73%	77%	84%	77%
North American Business Consulting Services	79%	79%	75%	77%	77%	78%	78%	80%	84%	80%
International Consulting Operations	67%	69%	62%	69%	67%	67%	72%	76%	73%	72%
Economic Consulting Services	76%	81%	87%	85%	82%	98%	99%	88%	n/a	96%
Total Company	76%	76%	73%	75%	75%	77%	76%	79%	83%	79%

(5)	Segment Operating Profit is a measure of profit used by management and excludes certain expense amounts not allocated to the specific reporting segments.

NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
RECONCILIATION OF NON GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(UNAUDITED)
Non-GAAP Financial Information
This metrics summary includes certain non-GAAP financial information as defined by Securities and Exchange Commission Regulation G. Pursuant to the requirements of this regulation, reconciliations of this non-GAAP financial information to the Company’s financial statements as prepared under generally accepted accounting principles (GAAP) are included in this metrics summary. During 2009, the Company incurred significant severance expense as staffing levels were adjusted to market demand and Navigant executed its strategic refresh initiative involving the redeployment of certain resources. The Company also continues to be impacted by office consolidation expense due to its real estate initiatives including the impact of closing certain offices and changes in market conditions associated with expected sublease proceeds. Adjusted EBITDA exclude the impact of severance and office consolidation expense and adjusted earnings per share excludes the net income impact of severance and office consolidation expense in all periods presented. Severance and office consolidation expense are not considered to be non-recurring, infrequent or unusual to our business, however, management believes providing investors with this information gives additional insights into Navigant’s operating performance. While management believes that these non-GAAP financial measures are useful in evaluating Navigant’s operations, this information should be considered as supplemental in nature and not as a substitute for or superior to, any measure prepared in accordance with GAAP.
EBITDA and Adjusted EBITDA
EBITDA (earnings before interest, taxes, depreciation and amortization) is not a measure of financial performance under generally accepted accounting principles (GAAP). The Company believes EBITDA provides useful supplemental information for investors to evaluate financial performance. This data is also used by the Company for assessment of its operating and financial results, in addition to operating income, net income and other GAAP measures. Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for interest, debt service, taxes and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. Adjusted EBITDA excludes the impact of severance and office consolidation expense as discussed above. This measure should be considered as supplemental in nature and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

	2009				Full Year	2008				Full Year
	Q4	Q3	Q2	Q1	2009	Q4	Q3	Q2	Q1	2008

Operating Income	$11,603	$17,716	$9,528	$12,884	$51,731	$23,977	$18,570	$22,909	$23,298	$88,754
Depreciation	4,288	4,352	4,320	4,640	17,600	4,426	4,330	4,381	4,165	17,302
Accelerated depreciation — office closures included in other operating costs	175	115	387	608	1,285	493	553	620	868	2,534
Amortization	2,947	3,055	3,392	3,620	13,014	3,607	3,955	4,597	4,227	16,386

EBITDA	19,013	25,238	17,627	21,752	83,630	32,503	27,408	32,507	32,558	124,976
Add:
Office consolidation (excluding depreciation above)	2,130	870	4,225	300	7,525	68	—	1,955	650	2,673
Severance expense	4,305	1,545	1,340	3,007	10,197	1,060	1,489	1,369	342	4,260

Adjusted EBITDA (excluding office consolidation and severance expense )	25,448	27,653	23,192	25,059	101,352	33,631	28,897	35,831	33,550	131,909
General and administrative expenses	28,142	32,500	33,513	34,893	129,048	34,877	41,417	41,071	38,013	155,378
Long term compensation expense related to consulting personnel (including share based compensation)	1,625	3,212	2,630	3,561	11,028	3,134	3,861	3,340	2,515	12,850
Severance expense added above	(4,305)	(1,545)	(1,340)	(3,007)	(10,197)	(1,060)	(1,489)	(1,369)	(342)	(4,260)

Total Segment Operating Profit	$50,910	$61,820	$57,995	$60,506	$231,231	$70,582	$72,686	$78,873	$73,736	$295,877

Adjusted earnings per share (adjusted to exclude the net income impact from office consolidation and severance expense)
The Company discloses adjusted earnings per share to exclude the net income impact from severance and office consolidation expense as discussed above. Management believes the adjusted earnings per share information provides additional insights into Navigant’s ongoing operating performance. This measure should be considered as supplemental in nature and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

	2009				Full Year	2008				Full Year
	Q4	Q3	Q2	Q1	2009	Q4	Q3	Q2	Q1	2008

Office consolidation expense	$2,305	$985	$4,612	$908	$8,810	$561	$553	$2,575	$1,518	$5,207
Tax benefit (1)	(930)	(397)	(1,860)	(366)	(3,553)	(226)	(223)	(1,038)	(613)	(2,100)

Net income impact of office consolidation expense	$1,375	$588	$2,752	$542	$5,257	$335	$330	$1,537	$905	$3,107

Shares used in computing income per diluted share	50,018	49,954	49,756	49,449	49,795	49,145	48,895	48,257	46,838	48,285

Diluted income per share impact of office consolidation expense	$0.03	$0.01	$0.06	$0.01	$0.11	$0.01	$0.01	$0.03	$0.02	$0.06

Severance expense	$4,305	$1,545	$1,340	$3,007	$10,197	$1,060	$1,489	$1,369	$342	$4,260
Tax benefit(1)	(1,442)	(480)	(497)	(1,170)	(3,589)	(413)	(463)	(500)	(136)	(1,512)

Net income impact of severance expense	$2,863	$1,065	$843	$1,837	$6,608	$647	$1,026	$869	$206	$2,748

Shares used in computing income per diluted share	50,018	49,954	49,756	49,449	49,795	49,145	48,895	48,257	46,838	48,285

Diluted income per share impact of severance expense	$0.06	$0.02	$0.02	$0.04	$0.13	$0.01	$0.02	$0.02	$—	$0.06

Net income	$4,789	$8,340	$3,385	$5,433	$21,947	$11,329	$7,836	$9,986	$10,906	$40,057
Net income impact of office consolidation expense	1,375	588	2,752	542	$5,257	335	330	1,537	905	$3,107
Net income impact of severance expense	2,863	1,065	843	1,837	$6,608	647	1,026	869	206	$2,748

Adjusted net income, excluding the net income impact of office consolidation and severance expense	$9,027	$9,993	$6,980	$7,812	$33,812	$12,311	$9,192	$12,392	$12,017	$45,912

Shares used in computing income per diluted share	50,018	49,954	49,756	49,449	49,795	49,145	48,895	48,257	46,838	48,285

Adjusted earnings per share, excluding the net income impact of office consolidation and severance expense	$0.18	$0.20	$0.14	$0.16	$0.68	$0.25	$0.19	$0.26	$0.26	$0.95

(1)	Effective tax benefit has been determined based on specific tax jurisdiction.